UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2014 (February 25, 2014)

American Realty Capital New York Recovery REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54688	27-3306391
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Engagement of Financial Advisors to Evaluate Strategic Alternatives

On February 27, 2014, American Realty Capital New York Recovery REIT, Inc. (the “Company”) announced that it had retained Barclays Capital Inc. (“Barclays”) and RCS Capital (“RCS Capital”), a division of Realty Capital Securities, LLC (“RCS”), as its financial advisors to assist in evaluating potential financing and strategic alternatives consistent with its long-term business strategy.

The Company is indirectly sponsored by AR Capital, LLC (“ARC”) which is under common control with RCS and RCS Capital. ARC, RCS and RCS Capital and their affiliates provide investment, management, advisory, fund raising and other services to the Company for which they are paid fees and reimbursed for certain expenses from the Company. Certain executive officers of the Company are principals and/or officers of ARC, RCS Capital and RCS.

Intention to List Common Stock on New York Stock Exchange

On February 27, 2014, the Company announced that its board of directors, upon consultation with its financial advisors Barclays and RCS Capital, determined that it is in the best interest of the Company to proceed with its potential financing and strategic alternatives consistent with its long-term business strategy (as disclosed in item 1.01 of this Current Report on Form 8-K), which include, among other options, a listing on a national stock exchange. Accordingly, the Company intends to file an application to list its common stock on the New York Stock Exchange under the symbol “NYRT” and anticipates that its common stock will be listed on such exchange during the second quarter 2014. Concurrent with its listing on the New York Stock Exchange, the Company intends to change its name to New York REIT, Inc.

Additional $240 million of Commitments Received to Upsize Credit Facility

On February 25, 2014, the Company received $100 million of commitments from each of Barclays Bank PLC and RBS Citizens, N.A. and $40 million of commitments from SunTrust Bank to increase the aggregate borrowings available under its credit facility to up to $630 million, subject to the satisfaction of certain conditions.

On February 27, 2014, the Company issued a press release announcing the foregoing and such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated February 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL NEW YORK RECOVERY REIT, INC.

Date: February 27, 2014	By:	/s/ Nicholas S. Schorsch
Nicholas S. Schorsch
Chief Executive Officer and Chairman of the Board of Directors